EXHIBIT 32.1


          CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


I, Thornton J. Donaldson, the Chief Executive Officer of CanWest Petroleum Corporation (f/k/a Uranium Power Corporation) (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that to the best of my knowledge:

(1) the Quarterly Report on Form 10-QSB of the Company for the fiscal quarter ended October 31, 2004 (the "Report") fully complies with the requirements of
Section 13 (a) or 15 (d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: December 20, 2004


                                        By: /s/ Thornton J. Donaldson
                                        ------------------------------
                                        Name:  Thornton J. Donaldson
                                        Title: Chief Executive
                                               Officer